                                 UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                           SCHEDULE 14A INFORMATION

          Proxy Statement Pursuant to Section 14(a) of the Securities
                    Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_]  Preliminary Proxy Statement         [_]  CONFIDENTIAL, FOR USE OF THE
                                              COMMISSION ONLY (AS PERMITTED BY
                                              RULE 14A-6(E)(2))

[X]  Definitive Proxy Statement

[_]  Definitive Additional Materials

[_]  Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12


                      SYMPLEX COMMUNICATIONS CORPORATION
--------------------------------------------------------------------------------
               (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required

[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.


     (1) Title of each class of securities to which transaction applies:

     -------------------------------------------------------------------------

     (2) Aggregate number of securities to which transaction applies:

     -------------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

     -------------------------------------------------------------------------

     (4) Proposed maximum aggregate value of transaction:

     -------------------------------------------------------------------------

     (5) Total fee paid:

     -------------------------------------------------------------------------

[_]  Fee paid previously with preliminary materials.

[_]  Check box if any part of the fee is offset as provided by Exchange
     Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:

     -------------------------------------------------------------------------

     (2) Form, Schedule or Registration Statement No.:

     -------------------------------------------------------------------------

     (3) Filing Party:

     -------------------------------------------------------------------------

     (4) Date Filed:

     -------------------------------------------------------------------------

Notes:
Reg. (S) 240.14a-101
SEC 1913 (3-99)

                      SYMPLEX COMMUNICATIONS CORPORATION

                               35 RESEARCH DRIVE
                              ANN ARBOR, MI 48103

                   NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

                            TO BE HELD MAY 11, 1999

To Our Stockholders:

     The Annual Meeting of Stockholders of Symplex Communications Corporation, a Delaware corporation (the "Company"), will be held on May 11, 1999 at 10:00 a.m., Eastern Daylight Time, at Weber's Inn, 3050 Jackson Road, Ann Arbor, Michigan 48103, for the following purposes, all of which are more completely set forth in the accompanying Proxy Statement.

     1. To elect five (5) directors to the Board of Directors of the Company.

     2. To ratify the appointment of Ehrhardt, Keefe, Steiner & Hottman, LLP as the Company's auditors for the fiscal year ending December 31, 1999.

     3. To amend and restate the Company's April 1997 Stock Option Plan.

     4. To transact such other business as may properly come before the meeting, or any adjournment thereof.

     Pursuant to the terms of the Company's Certificate of Incorporation, the holders of the Company's Series A Convertible Preferred Stock are entitled to elect one member to the Company's Board of Directors. The director nominee for that seat receiving the highest number of votes in favor of election from the holders of Series A Convertible Preferred Stock will be elected. The other four seats on the Board of Directors will be filled by those director nominees receiving the highest number of votes in favor of election from the holders of Common Stock and Series A Convertible Preferred Stock (voting as a single class). In order for the other proposals listed above to be approved, each proposal must be approved by the affirmative vote of holders of a majority of shares Common Stock and Series A Convertible Preferred Stock (voting as a single class).

     All Common Stockholders and all Preferred Stockholders are cordially invited to attend the meeting, although only Common and Preferred Stockholders of record at the close of business on April 6, 1999 will be entitled to notice of, and to vote at, the meeting or any and all adjournments thereof.

                                    BY ORDER OF THE BOARD OF DIRECTORS



                                    Thomas Radigan
                                    Secretary of the Corporation

April 19, 1999


WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, PLEASE COMPLETE, DATE, SIGN AND RETURN THE ENCLOSED PROXY CARD IN THE ENCLOSED POSTAGE PREPAID ENVELOPE. YOUR PROMPT RETURN OF THE PROXY WILL HELP TO ASSURE A QUORUM AT THE MEETING AND AVOID ADDITIONAL COMPANY EXPENSE FOR FURTHER SOLICITATION. YOUR PROXY MAY BE REVOKED AT ANY TIME BEFORE IT IS VOTED.

                      SYMPLEX COMMUNICATIONS CORPORATION

                               35 RESEARCH DRIVE
                              ANN ARBOR, MI 48103

                                PROXY STATEMENT

                        ANNUAL MEETING OF STOCKHOLDERS

                                 MAY 11, 1999


                            SOLICITATION OF PROXIES

     This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of Symplex Communications Corporation, a Delaware corporation ("Symplex" or the "Company"), for use at the Annual Meeting of Stockholders of the Company to be held on May 11, 1999 at 10:00 a.m., Eastern Daylight Time, at Weber's Inn, 3050 Jackson Road, Ann Arbor, Michigan 48103, and at any and all adjournments of such meeting.

     If the enclosed Proxy Card is properly executed and returned in time to be voted at the meeting, the shares of Common Stock and Series A Convertible Preferred Stock represented will be voted in accordance with the instructions contained therein. Executed proxies that contain no instructions will be voted FOR each of the proposals described herein. Abstentions (proxies not returned) and broker non-votes will be treated as stockholders absent from the Annual Meeting. The proxies will be tabulated and votes counted by Pacific Trust Company. It is anticipated that this Proxy Statement and the accompanying Proxy Card will be mailed to the Company's stockholders on or about April 23, 1999.

     STOCKHOLDERS WHO EXECUTE PROXIES FOR THE ANNUAL MEETING MAY REVOKE THEIR PROXIES AT ANY TIME PRIOR TO THEIR EXERCISE BY DELIVERING WRITTEN NOTICE OF REVOCATION TO THE COMPANY, BY DELIVERING A DULY EXECUTED PROXY CARD BEARING A LATER DATE, OR BY ATTENDING THE MEETING AND VOTING IN PERSON.

     The costs of the meeting, including the costs of preparing and mailing the Proxy Statement and Proxy, will be borne by the Company. Additionally, the Company may use the services of its Directors, officers and employees to solicit proxies, personally or by telephone, but at no additional salary or compensation. The Company will also request banks, brokers, and others who hold shares of Common Stock and Series A Preferred Stock of the Company in nominee names to distribute proxy soliciting materials to beneficial owners, and will reimburse such banks and brokers for reasonable out-of-pocket expenses which they may incur in so doing.

                           OUTSTANDING CAPITAL STOCK

     The record date for stockholders entitled to vote at the Annual Meeting is April 6, 1999. At the close of business on that day, there were (i) 8,467,523 shares of the Company's Common Stock, $.01 par value per share (the "Common Stock"), outstanding and entitled to vote at the meeting, and (ii) 1,224,490 shares of the Company's Series A Convertible Preferred Stock, $.01 par value per share (the "Series A Preferred

Stock"), outstanding and entitled to vote at the meeting. The Series A Preferred Stock is convertible into Common Stock of the Company on a one-for-one basis, and the holders thereof are entitled to vote on all matters presented to the stockholders of the Company for their action or consideration.

                               QUORUM AND VOTING

     The presence, in person or by proxy, of the holders of a majority of the outstanding shares of Common Stock and Series A Preferred Stock is necessary to constitute a quorum for each matter voted upon at the Annual Meeting. In deciding all questions, each holder of Common Stock and Series A Preferred Stock is entitled to one vote, in person or by proxy, for each share held in his or her name on the record date. Abstentions and broker non-votes, if any, will not be included in vote totals and, as such, will have no effect on any proposal.

                       ACTION TO BE TAKEN AT THE MEETING

     The accompanying proxy, unless the stockholder otherwise specifies in the proxy, will be voted (i) FOR the election of each of the nominees named herein for the office of director; (ii) FOR the selection of Ehrhardt, Steiner, Keefe & Hottman, LLP, independent public accountants, as the auditors of the Company for the fiscal year ending December 31, 1999; (iii) FOR the proposal to amend and restate the Company's April 1997 Stock Option Plan; and (iv) at the discretion of the proxy holders, on any other matter that may properly come before the meeting or any adjournment thereof.

     Where stockholders have appropriately specified how their proxies are to be voted, they will be voted accordingly. If any other matter of business is brought before the meeting, the proxy holders may vote the proxies at their discretion. The Directors do not know of any such other matter or business.

        SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

     The following table sets forth certain information concerning the beneficial ownership of the Company as of April 6, 1999, each person known by the Company to own beneficially more than 5% of the outstanding Common Stock and Common Stock Equivalents, certain executive officers, each Director and Director nominee of the Company, and all Directors and executive officers as a group. Except as may be indicated in the footnotes to the table and subject to applicable community property laws, the Company believes that each of such persons has the sole voting and dispositive power over the shares held by him or her except as otherwise indicated.


                                                        NUMBER OF
NAME AND ADDRESS                                      COMMON SHARES              PERCENT OF
OF BENEFICIAL OWNER                                 BENEFICIALLY OWNED        OUTSTANDING SHARES
-------------------                              -----------------------     -------------------
Surinder S. Chandok/(1)/........................         1,885,715/(2)/                18.3%
      35 Research Drive
      Ann Arbor, MI 48103

Opus Capital, LLP/(3)/..........................         1,409,999/(4)/                13.6%
      1113 Spruce Street, Ste. 400
      Boulder, CO 80302

Opus Capital Fund, LLC/(5)/.....................           905,000/(6)/                 9.2%
      1113 Spruce Street, Ste. 400
      Boulder, CO 80302

Gary R. Brock...................................           658,704/(7)/                 6.7%
      35 Research Drive
      Ann Arbor, MI 48103

Thomas Radigan...................................          182,773/(8)/                 1.9%
      35 Research Drive
      Ann Arbor, MI 48103

Thomas R. Mayer..................................          186,333/(9)/                 1.9%
      35 Research Drive
      Ann Arbor, MI 48103

Andrew Brzozowicz................................           53,898/(10)/                  *
      35 Research Drive
      Ann Arbor, MI 48103

Patricia Kalmbach................................           35,000/(11)/                  *
      35 Research Drive
      Ann Arbor, MI 48103

ALL DIRECTORS AND EXECUTIVE OFFICERS AS A GROUP..        3,002,423/(12)/               27.8%
(6 PERSONS )

________________________________________

*LESS THAN ONE PERCENT.

(1) Became beneficial owner of shares of Series A Preferred Stock and Director in February 1999 after completion of a private placement by the Company.
(2) Includes 1,224,490 shares of Series A Preferred Stock convertible on a one-for-one basis into shares of Common Stock. Includes warrants to purchase shares of Series A Preferred Stock convertible into 661,225 shares of Common Stock, which are currently exercisable or become exercisable within 60 days.
(3) The general partners of Opus Capital, LLP are Dieter Heidrich and Daryl Yurek, 1113 Spruce Street, Boulder, Co 80302.
(4) Includes warrants to purchase 504,999 shares of Common Stock which are currently exercisable or become exercisable within 60 days. Opus Capital, LLP is the manager of Opus Capital Fund, LLC (the "Fund"). Includes
     771,667 shares of Common Stock owned by the Fund and warrants held by the Fund to purchase 133,333 shares of Common Stock which are currently exercisable or become exercisable within 60 days.

(5)  The manager of Opus Capital Fund, LLC is Opus CapitaL LLP.
(6) Includes warrants to purchase 133,333 shares of Common Stock which are currently exercisable or become exercisable within 60 days.
(7) Includes options to purchase 98,704 shares of Common Stock which are currently exercisable or become exercisable within 60 days.
(8) Includes options to purchase 78,940 shares of Common Stock which are currently exercisable or become exercisable within 60 days. Includes warrants to purchase 63,000 shares of Common Stock which are currently exercisable or become exercisable within 60 days.
(9) Includes option to purchase 31,673 shares of Common Stock which are currently exercisable or become exercisable within 60 days. Includes warrants to purchase 94,334 shares of Common Stock which are currently exercisable or become exercisable within 60 days.
(10) Includes options to purchase 53,898 shares of Common Stock which are currently exercisable or become exercisable within 60 days.
(11) Includes option to purchase 35,000 shares of Common Stock which are currently exercisable or become exercisable within 60 days.
(12) Includes options to purchase 298,215 shares of Common Stock which are currently exercisable or become exercisable within 60 days. Includes warrants to purchase 157,334 shares of Common Stock and warrants to purchase shares of series a preferred stock convertible into 661,225 shares of Common Stock which are currently exercisable or become exercisable within 60 days.


                      PROPOSAL 1 - ELECTION OF DIRECTORS

NOMINEES

     Pursuant to the Bylaws, the authorized number of directors of the Company has been set at five and five Directors are to be elected at the meeting for the terms set forth opposite their respective names. Each nominee will be elected to hold office until the expiration of his or her term as set forth below, or until the next annual meeting of stockholders or until his or her successor is elected and qualified.

     Pursuant to the terms of the Company's Certificate of Incorporation, the holders of the Company's Series A Preferred Stock are entitled to elect one member to the Company's Board of Directors. The director nominee for that seat receiving the highest number of votes in favor of election from the holders of Series A Preferred Stock will be elected. The other four seats on the Board of Directors will be filled by those director nominees receiving the highest number of votes in favor of election from the holders of Common Stock and Series A Preferred Stock (voting as a single class).

     Proxy holders will not be able to vote the proxies held by them for more than one person (Series A Preferred Stock seat) and four persons (all other seats), respectively. If a quorum is present, the nominee for the Series A Preferred Stock seat having the highest number of votes cast in favor of their election by the holders of Series A Preferred Stock will be elected. Likewise, the four nominees for the other four seats having the highest number of votes cast in favor of their election by the holders of Common Stock and Series A Preferred Stock (voting as a single class) will be elected. Should any nominee become unable or unwilling to accept nomination or election, the proxy holders may vote the proxies for the election, in his or her stead, of any other person the Board of Directors may recommend. Each nominee has expressed his or her intention to serve the entire term for which election is sought.

(1)  To be elected by the holders of Series A Preferred Stock:

     Surinder S. Chandok            One Year

(2) To be elected by the holders of Common Stock and Series A Preferred Stock (voting as a single class):

     Gary R. Brock                  Three Years
     Thomas Radigan                 Three Years
     Patricia Kalmbach              Two Years
     Thomas R. Mayer                Two Years

     The Board of Directors' nominees for the office of Director are as follows:


                                                       Year First
                                                        Became a
Name                               Age                  Director
-------------------------          ---                 ----------
Gary R. Brock                       49                       1997

Thomas Radigan/(A)(C)/              55                       1997

Patricia Kalmbach/(C)/              39                       1995

Thomas R. Mayer/(A)(C)/             63                       1997

Surinder S. Chandok                 57                       1999

____________
(A)  Member of the Audit Committee
(C)  Member of the Compensation Committee

     Gary R. Brock has been Chief Executive Officer, President and a Director of the Company since May 27, 1997. From October 1994 to May 1997 Mr. Brock was Regional Vice President of General DataComm, Inc., a data communication company. From 1991 to 1994 Mr. Brock was Vice President of Marketing of Ascom-Timeplex, Inc., a telecommunications company. He has over 26 years experience in the computer, telecommunications and data networking industry, with over 14 years of such experience in senior sales and marketing management positions.

     Thomas Radigan was appointed Acting Secretary, Treasurer and Chief Financial Officer in February 1997 and assumed those positions on a permanent basis in August 1997. Mr. Radigan has been a Director of the Company since 1997. For over ten years, Mr. Radigan has been an independent financial consultant providing financial and related services on a contract basis to several companies, mostly in high technology industries. Such services have been provided through Business of Finance, Inc., a financial consulting firm wholly-owned by Mr. Radigan. Mr. Radigan has performed Chief Financial Officer services on a contract basis to Opus Capital, LLP, a firm that has provided management and financial consulting services to the Company. Mr. Radigan is a Certified Public Accountant.

     Patricia Kalmbach has been a Director of the Company since 1995. For more than six years, Ms. Kalmbach has been President of Avis Enterprises, Inc., a holding company that owns or has owned a variety of businesses, including condominium conversion, land development, construction, auto dealerships, and distribution and manufacturing companies. Currently, Ms. Kalmbach holds director and officer positions in several corporations owned by Avis Enterprises, Inc.

     Thomas R. Mayer has been a Director of the Company since February 1997. From February 1997 to May 26, 1997, he served as Acting President and Chief Executive Officer of the Company. Since November 1995, Mr. Mayer has provided business management consulting services as President of TRM Consultants, Inc. From April 1992 to October 1995, Mr. Mayer was the Chairman, President and Chief Executive Officer of Syntellect, Inc., a Phoenix, Arizona company devoted to the development and sale of voice processing technology.

     Surinder S. Chandok became a Director of the Company in February 1999. Mr. Chandok served as the Chairman and Chief Executive Officer of Imageware Corporation from 1994 through 1997. For the past several years he has provided business expertise and guidance to a number of software development companies and has served on the boards of directors of a number of such companies.

 THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE FOR EACH NOMINEE FOR
                                                          ---
                            THE BOARD OF DIRECTORS


COMMITTEES OF THE BOARD OF DIRECTORS

     The Company has an Audit Committee and a Compensation Committee. The Audit Committee is responsible for (i) reviewing the scope of, and the fees for, the annual audit, (ii) reviewing with the independent auditors the corporate accounting practices and policies, (iii) reviewing with the independent auditors their final report, and (iv) being available to the independent auditors during the year for consultation purposes. The Audit Committee met two times in the fiscal year ended December 31, 1998. The Compensation Committee determines the compensation of the officers of the Company and performs other similar functions. The Compensation Committee met two times in the fiscal year ended December 31, 1998.

     Directors are reimbursed for expenses incurred for attending any Board or committee meeting. There is no family relationship between any current or prospective Director of the Company and any other current or prospective executive officer of the Company.

     During the fiscal year ended December 31, 1998, there were twelve meetings of the Board of Directors. All Directors attended at least 75% of the meetings of the Board and committees of the Board on which they were members.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Company's Directors, executive officers and holders of more than 10% of the Company's Common Stock and Series A Preferred Stock to file with the Securities and Exchange Commission initial reports of ownership and reports of changes in ownership of Common Stock and Series A Preferred Stock. Except as stated below in this paragraph, based solely upon a review of Forms 3 and 4 and amendments thereto furnished to the Company during the fiscal year ended December 31, 1998, and Forms 5 and amendments thereto furnished to the Company with respect to the fiscal year ended December 31, 1998, to the best of the Company's knowledge, the Company's Directors, officers and holders of more than 10% of its Common Stock and Series A Preferred Stock complied with all Section 16(a) filing requirements. Gary R. Brock, President and Chief Executive Officer, and Andrew Brzozowicz, Vice President of Worldwide Sales, each filed a late Form 5 reporting Form 4 transactions, and Surinder S. Chandok filed a late Form 5 reporting a Form 3 transaction.

EXECUTIVE OFFICERS

     The following persons are the executive officers of the Company:

Name                   Age                 Position
----                   ---                 --------

Gary R. Brock           49    Chief Executive Officer and President

Thomas Radigan          55    Chief Financial Officer, Treasurer and Secretary

Andrew Brzozowicz       45    Vice-President, Worldwide Sales

     All executive officers are appointed by the Board of Directors and serve at the Board's discretion.

     Andrew Brzozowicz is Vice-President of Worldwide Sales for the Company, with 15 years industry experience, having amassed numerous distinctions for sales and marketing efforts with Fortune 1000 companies such as Sprint International and General DataComm. Mr. Brzozowicz's command of Sprint's sales and marketing campaign in Saudi Arabia and Canada enabled him to gain extensive knowledge of worldwide networking requirements. Mr. Brzozowicz has also served as Director of Sales, Sprint-Canada, Director of Sales, Telenet International, and Director of Sales, Gulfnet-Saudi-Arabia. His U.S. assignments have been with General DataComm, a worldwide leader in ATM deployment.

     The resumes of Messrs. Brock and Radigan can be found above in the nominees for the office of Director section.


EXECUTIVE COMPENSATION

                          SUMMARY COMPENSATION TABLE

                                                                              Long Term
                                                                             Compensation
                                           Annual Compensation                  Awards
                                   -------------------------------------   ----------------
                                                                              Securities
                                                         Other Annual         Underlying
Name and Principal Position  Year  Salary ($)  Bonus($)  Compensation($)   Options/SARS (#)
---------------------------  ----  ----------  --------  ---------------   ----------------
Gary R. Brock/(1)/           1998    130,000     27,188               --                --
Chief Executive Officer and
President

Andrew Brzozowicz/(2)/       1998     85,833         --           50,162             50,000
Vice President of Worldwide
Sales

_______________
(1)  Mr. Brock joined the Company  in May 1997.
(2)  Mr. Brzozowicz joined the Company in September 1997.

     Gary R. Brock, Chief Executive Officer and President, is eligible for a quarterly cash bonus of $27,500 if the Company meets mutually agreed upon performance goals, which may include, among other things, bookings, net income and revenue growth.

     Thomas Radigan, Chief Financial Officer, is compensated at a daily rate of $400 for each day spent after November 1, 1997 on the affairs of the Company (to a maximum of $6,000 per month), plus reimbursement of his reasonable expenses. Mr. Radigan's appointment may be terminated by either party on 30 days notice. He is expected to devote, on an annual basis, approximately 180 days to the affairs of the Company

      The following table presents information concerning individual grants of options to purchase Common Stock of the Company made during the fiscal year ended December 31, 1998, to each of the Named Executive Officers.


                     OPTION/SAR GRANTS IN LAST FISCAL YEAR

                                                           Percent of Total
                                                        Options/SARs Granted
                             Number of Securities          to Employees in         Exercise of
                            Underlying Unexercised              Fiscal             Base Price
                          Options/SARs at FY-End 1998         Year 1998            ($ Per Share)         Expiration
                          ---------------------------   ---------------------   -------------------   ---------------
Gary R. Brock                                   --                      --                     --          --

Andrew Brzozowicz/(1)/                         50,000                  17.3%                  $0.31     Aug. 31, 2003

_______________
(1) Options vested as to one-sixth of shares on September 1, 1998 and thereafter vest at the rate of 1/36th of the total shares each month.


     The following table sets forth the fiscal year-end value of unexercised options to purchase Common Stock of the Company for each Named Executive Officer. No options or SARs were exercised by the Named Executive Officers during the fiscal year ended December 31, 1998.

            AGGREGATED OPTION/SAR EXERCISES IN LAST FISCAL YEAR AND
                       FISCAL YEAR END OPTION/SAR VALUES

                   Number of Securities Underlying     Value of Unexercised
                     Unexercised Options/SARs        In-the-Money Options/SARs
                          at FY-End 1998               at FY-End 1998/(1)/
                   -------------------------------  ---------------------------
       Name        Exercisable  Unexercisable       Exercisable   Unexercisable
-----------------  -----------  ------------------  -----------  --------------
Gary R. Brock         95,185         31,482             79,955       26,445

Andrew Brzozowicz     50,555         42,278             42,466       35,514
-------------------------------------------------------------------------------

(1) The fair market value of the Company's Common Stock at December 31, 1998, as determined by the last trade on the Vancouver Stock Exchange, was $0.84 per share.

DIRECTOR COMPENSATION

     Directors of the Company do not receive compensation as such, but are reimbursed for travel costs and expenses incurred in attending Board and Committee meetings. In April 1997, the Company granted nonstatutory stock options under the April 1997 Stock Option Plan to purchase 35,000 shares of Common Stock each to non-employee Directors Patricia Kalmbach and Thomas Mayer. The options are exercisable at $0.31 per share and expire five years from the date of grant. As of February 28, 1999, Ms. Kalmbach's options are fully exercisable and 31,673 shares of Mr. Mayer's options are exercisable (the balance vest at the rate of 667 shares for each meeting of Directors attended). The Board of Directors meets monthly.


                     PROPOSAL 2 - APPOINTMENT OF AUDITORS

     The Board of Directors has appointed the firm of Ehrhardt, Keefe, Steiner, & Hottman, LLP, independent public accountants, as the auditors of the Company for the fiscal year ending December 31, 1999, subject to the approval of such appointment by the stockholders at the Annual Meeting. Ehrhardt, Keefe, Steiner & Hottman, LLP were engaged by the Company as its principal independent accountants on March 16, 1998 to audit its financial statements for its fiscal years ending December 31, 1997 and 1998. The appointment of new independent accountants was approved by the Audit Committee and the Board of Directors and the Company dismissed its former accountants, Deloitte & Touche LLP, effective upon the appointment of Ehrhardt, Keefe, Steiner & Hottman, LLP.

     During the fiscal years ended December 31, 1996 and 1997 and the interim period of December 31, 1997 and March 16, 1998, there were no disagreements with the former accountants on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure which would have caused the former accountants to make reference in their report to such disagreements if not resolved to their satisfaction.

     The ratification of the appointment of Ehrhardt, Keefe, Steiner & Hottman, LLP will be determined by the vote of the holders of a majority of the shares of Common Stock and Series A Preferred Stock (voting as a single class) present in person or represented by proxy at the Annual Meeting.

     If the foregoing appointment of Ehrhardt, Keefe, Steiner & Hottman, LLP is not ratified by the stockholders, the Board of Directors will appoint other independent accountants whose appointment for any period subsequent to the 1999 Annual Meeting will be subject to the approval of the stockholders at that meeting. A representative of Ehrhardt, Keefe, Steiner & Hottman, LLP is expected to be present at the Annual Meeting and will have an opportunity to make a statement should he or she so desire and to respond to appropriate questions.


    THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE TO RATIFY THE
      APPOINTMENT OF THE FIRM OF EHRHARDT, KEEFE, STEINER & HOTTMAN, LLP


    PROPOSAL 3 - AMENDMENT AND RESTATEMENT OF APRIL 1997  STOCK OPTION PLAN

     On April 16, 1999, the Board of Directors amended and restated, subject to stockholder approval, the Company's April 1997 Stock Option Plan (the "New Plan"). The New Plan is set forth as Exhibit A to this Proxy Statement.

      The Board of Directors believes that the original April 1997 Stock Option Plan (the "Original Plan") has been of material benefit to the Company by assisting the Company in attracting, retaining and motivating key employees of proven ability. The Board of Directors also believes that the best interests of the Company and its stockholders require that the Company continue to be in a position to offer options to present and prospective key personnel and expand its ability to offer options to present and prospective consultants and to present and prospective directors who are not employees of the Company.

      The New Plan modifies the Original Plan in two ways, each of which is discussed below.

      EXPANSION OF OPTION POOL

      As of March 31, 1999, options to purchase an aggregate of 1,224,790 shares of Common Stock (net of options canceled) had been granted pursuant to the Original Plan and no options had been exercised. Consequently, as of such date, 275,210 shares of the 1,500,000 shares of Common Stock reserved for issuance under the Original Plan were available. As of March 31, 1999, the market value of all shares of Common Stock subject to outstanding options issued under the Original Plan was $526,660 (based upon the closing price as reported on the Vancouver Stock Exchange on such date).

      The Company views options as an important element of its overall compensation strategy. In this regard, anticipating that the Company will need to grant more options than were available under the Original Plan to continue to recruit and retain experienced people, the Board of Directors has reserved 2,250,000 shares of Common Stock for issuance under the New Plan, an increase from the 1,500,000 reserved for issuance under the Original Plan.

      SATISFACTION OF REGULATORY REQUIREMENTS

      To comply with the requirements and guidelines of those regulatory bodies having jurisdiction over the Company's securities, the New Plan provides (in Articles IX and X) that if regulatory approval and/or stockholder approval of the options granted under the New Plan is required by any of such regulatory bodies, then such options shall be subject to the approval of such regulatory bodies and/or stockholder approval, as the case may be.

 THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE AMENDMENT AND RESTATEMENT OF
                                          ---
                   THE COMPANY'S APRIL 1997 STOCK OPTION PLAN


                             STOCKHOLDER PROPOSALS

      The Securities and Exchange Commission has amended the provisions of Rule 14a-4 under the Securities Exchange Act of 1934 to provide that the Company's proxies solicited in connection with its annual meeting of stockholders, including the 2000 Annual Meeting, may confer discretionary voting authority on Company management with respect to certain types of stockholder proposals that may be raised at the Annual Meeting unless the proposing stockholder notifies the Company at least 45 days prior to the date of mailing the prior year's proxy that such proposal will be made at the meeting.

      Any proposals from stockholders to be presented for consideration for inclusion in the proxy material in connection with the 2000 Annual Meeting of Stockholders of the Company must be submitted in accordance with the rules of the Securities and Exchange Commission and received by the Secretary of the Company at the Company's principal executive offices no later than the close of business on December 24, 1999.

                                 OTHER MATTERS

      All information contained in this Proxy Statement relating to the occupations, affiliations and securities holdings of Directors and officers of the Company and their relationship and transactions with the Company is based upon information received from the individual Directors and officers. All information relating to any beneficial owner of more than 5% of the Company's Common Stock and Series A Preferred Stock is based upon information contained in reports filed by such owner with the Securities and Exchange Commission.


                         AVAILABILITY OF ANNUAL REPORT

      THE COMPANY WILL FURNISH WITHOUT CHARGE A COPY OF ITS ANNUAL REPORT ON FORM 10-KSB, INCLUDING THE FINANCIAL STATEMENTS, FOR THE FISCAL YEAR ENDED DECEMBER 31, 1998, FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO
SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934 TO ANY STOCKHOLDER (INCLUDING ANY BENEFICIAL OWNER) UPON WRITTEN REQUEST TO THOMAS RADIGAN, CHIEF FINANCIAL OFFICER, 35 RESEARCH DRIVE, ANN ARBOR, MICHIGAN 48103. A COPY OF THE EXHIBITS TO SUCH REPORT WILL BE FURNISHED TO ANY STOCKHOLDER UPON WRITTEN REQUEST THEREFOR AND PAYMENT OF A NOMINAL FEE.

Ann Arbor, Michigan
April 19, 1999

                                   EXHIBIT A

               AMENDED AND RESTATED APRIL 1997 STOCK OPTION PLAN

                       SYMPLEX COMMUNICATIONS CORPORATION
                   AMENDED AND RESTATED IPO STOCK OPTION PLAN

     WHEREAS, SYMPLEX COMMUNICATIONS CORPORATION, (hereinafter called the "Company"), a California corporation, wishes to provide favorable opportunities for certain selected key employees, consultants and/or members of the Board of Directors of the Company and any subsidiaries or parent corporation to purchase shares of common stock of the Company, thereby encouraging them to acquire proprietary and vested interests in the performance of the Company's common stock; and

     WHEREAS, the Company wishes to increase its ability to attract and retain individuals of exceptional talent upon whom the sustained progress, growth and profitability of the Company depend;

     NOW, THEREFORE, the Company hereby establishes this Amended and Restated IPO Stock Option Plan (sometimes hereinafter called the "Plan") effective the 16/th/ day of April, 1999, which amends and restates the IPO Stock Option Plan effective April 29, 1997.

                                   ARTICLE I
                                  DEFINITIONS
                                  -----------

     For Plan purposes, except where the context might clearly indicate otherwise, the following terms shall have the meaning set forth below:

     A.   "Board" shall mean the Board of Directors of the Company.

     B. "Code" shall mean the Internal Revenue Code of 1986 and the rules and regulations promulgated thereunder.

     C. "Committee" shall mean the committee appointed by the Board to administer the Plan. The Committee shall consist of not less than two (2) nor more than five (5) members as selected by the Board, provided that any Committee which, pursuant to Article II hereof, determines the eligibility of any officer or Director of the Company to participate in this Plan shall consist solely of disinterested persons. The term "disinterested persons" means persons who are not at the time of determination of that status, and who have not been at any time within one (1) year prior thereto, eligible employees (as defined in Article V hereof) or eligible for selection as persons to whom stock may be allocated or to whom stock options may be granted pursuant to any other plan of the Company, or any of its affiliates, which entitles the participants therein to acquire stock or stock options of the Company or any of its affiliates. If a Committee is not appointed by the Board, the Board shall function as the Committee.

     D.   "Common Stock" shall mean the common stock of the Company.

     E. "Corporation" shall include any parent or subsidiary of the Company as those terms are defined in Sections 425(e) and (f) of the Code, respectively, and any predecessor corporation of any such corporation, as that term is defined in proposed Income Tax Regulation Section 422A-2(f)(2).

     F. "Exchange" means the Vancouver Stock Exchange and any other stock exchange or stock quotation system on which the Common Stock trades.

     G. "Fair Market Value" means, as of any date, the value of the Common Shares, determined as follows:

          (i) if the Common Stock is listed on the Vancouver Stock Exchange, the Fair Market Value shall be the closing sales price for such shares (or the closing bid, if no sales were reported) as quoted on such exchange for the ten market trading days immediately prior to the date of determination less any discount permitted by the Vancouver Stock Exchange;

          (ii) if the Common Stock is listed on an Exchange other than the Vancouver Stock Exchange, the fair market value shall be the closing sales price of such shares (or the closing bid, if no sales were reported) as quoted on such Exchange for the last market trading day prior to the time of determination; and

          (iii) if the Common Stock is not listed on an Exchange, the Fair Market Value shall be determined in good faith by the Committee.

     H. "Option Agreement" means such option agreement or agreements as is approved from time to time by the Committee and as is not inconsistent with the terms of this Plan.

     I. "Option Date" means the date of grant of a Stock Option to an Optionee.

     J. "Option Price" is the price at which the Optionee is entitled pursuant to the Plan and the Option Agreement to acquire Option Shares.

     K. "Option Shares" means, subject to the provisions of Article VII of this Plan, the Common Stock which the Optionee is entitled to acquire pursuant to this Plan and the applicable Option Agreement.

     L. "Stock Option" shall mean a stock option to purchase common stock which is intended not to meet or comply with requirements for an incentive stock option as set forth in Section 422A of the Code. Also included in this definition is any other form or forms of tax-qualified, discriminatory stock options which may be incorporated within the Code as it may from time to time be amended.

     M. "Optionee" shall mean an individual who has been granted one or more Stock Options under the Plan.

                                   ARTICLE II
                                 ADMINISTRATION
                                 --------------

     A. Meetings of the Committee shall be held at such times and places as shall be determined by the Committee. A majority of the members of the Committee shall constitute a quorum for the transaction of business, and the vote of a majority of those members present at any meeting shall decide any question brought before that meeting. In addition, the Committee may take any action otherwise proper under the Plan by the affirmative vote, taken without a meeting, of a majority of its members.

     B. The Committee shall administer the Plan, and accordingly, it shall have full power to grant stock options, construe and interpret the Plan, establish rules and regulations and perform all other acts, including the delegation of administrative responsibilities, it believes reasonable and proper.

     C. The determination of those eligible to receive stock options, and the amount, type and timing of each Stock Option, and the terms and conditions of the respective Stock Option agreements shall rest in the sole discretion of the Committee, subject to the provisions of the Plan.

     D. Notwithstanding anything to the contrary in the Plan, if the Committee finds by a majority vote, after full consideration of the facts presented on behalf of both the Company and the Optionee, that the Optionee has engaged in fraud, embezzlement, theft, commission of a felony, or proven dishonesty in the course of his employment by the Company which resulted in damage to the Company, or if Optionee disclosed trade secrets of the Company, the Optionee shall forfeit all unexercised Stock Options and all exercised Stock Options under which the Company has not yet delivered the certificates and which had previously been granted to the Optionee by the Committee. The decision of the Committee as to the cause of an Optionee's discharge and the damage done to the Company shall be final. No decision of the Committee, however, shall affect the finality of the discharge of such Optionee by the Company in any manner.

     E. The Board, or the Committee, may correct any defect, supply any omission or reconcile any inconsistency in the Plan, or in any granted Stock Option, in the manner and to the extent it shall deem necessary to carry it into effect.

     F. Any decision made, or action taken, by the Committee or the Board arising out of or in connection with the interpretation and administration of the Plan shall be final and conclusive.

     G. No member of the Board or Committee shall be liable for any act or omission of any other member of the Committee or for any act or omission on his own part, including but not limited to the exercise of any power or discretion given to him under the Plan, except those resulting from his own gross negligence or willful misconduct.

                                  ARTICLE III
                           SHARES SUBJECT TO THE PLAN
                           --------------------------

     The aggregate number of Option Shares reserved for issuance under the Plan, Common Stock reserved for issuance under any other share compensation arrangement granted or made available by the Company from time to time (the "Other Plans") and Common Stock reserved for issuance under stock options not granted under the Plan or the Other Plan, may not exceed in aggregate TWO MILLION TWO HUNDRED FIFTY THOUSAND (2,250,000) shares of Common Stock. A Stock Option may not be granted to any person if, as the result of such grant, such person would at the time of such grant hold options under the Plan and the Other Plans to acquire in aggregate more than 5% of the issued and outstanding shares of Common Stock of the Company. In the event that any outstanding Stock Option for any reason shall expire or terminate by reason of the death or severance of employment of the Optionee, the surrender of the Option Shares allocable to the unexercised portion of such Stock Option shall be available for future grants of Stock Options.

                                   ARTICLE IV
                           AUTHORITY TO GRANT OPTIONS
                           --------------------------

     The Committee may grant from time to time to such eligible individuals, as it shall from time to time determine, a Stock Option or options to buy a stated number of shares of common stock under the terms and conditions of the Plan.
The Committee, subject only to any applicable limitations set forth elsewhere in the Plan, shall determine the number of shares of common stock covered by any Stock Option.

                                   ARTICLE V
                                  ELIGIBILITY
                                  -----------

     The individuals who shall be eligible to participate in the Plan shall be such executive and other key employees (including officers who may be members of the Board of Directors) of the Company, or of any subsidiary or parent corporations as the Committee may determine from time to time. Non-employee members of the Board and non-employee consultants shall be eligible for Stock Option grants.

                                   ARTICLE VI
                       STOCK OPTION TERMS AND CONDITIONS
                       ---------------------------------

     All Stock Options granted under the Plan shall be evidenced by Stock Option Agreements which shall be subject to applicable provisions of the Plan, and such other provisions as the Committee may adopt, including the following provisions:

     A.   PRICE:  The Option Price shall be determined by the Committee,
          -----
provided that such price shall not be lower than the Fair Market Value of the Option Shares on the date of grant of the Option.

     B.   DURATION OF OPTION:  Except as otherwise provided elsewhere in this
          ------------------
Plan, the Stock Options shall be exercisable for a period, or in percentage installments over a period, to be determined in each instance by the Committee, provided that if the Common Stock is listed on the Vancouver Stock Exchange, the exercise period shall not exceed five (5) years from the Option Date. The Stock Options must be exercised in accordance with this Plan and the Option Agreement.

     C.   VESTING:  The Committee may establish vesting periods for a Stock
          -------
Option, such that the option becomes fully vested and exercisable in a series of cumulating portions. The Committee may also accelerate the vesting of any Stock Option in its sole discretion.

     D.   EXERCISE:  A valid, outstanding, and vested Stock Option shall be
          --------
exercised, in part or as a whole, by the delivery of written Notice of Exercise to the Company setting forth the number of shares with respect to which the Stock Option is to be exercised and the address to which the certificates representing shares of the stock issuable upon the exercise of such Stock Option shall be mailed. In order to be effective, such written Notice shall be accompanied at the time of its delivery to the Company by payment of the option price of such shares. Such Notice shall be delivered in person to the Secretary of the Company or shall be sent by registered mail, return receipt requested, to the Secretary of the Company, in which case, delivery shall be deemed made on the date such Notice is deposited in the mail. In its sole and absolute discretion, the Committee may require as an additional condition to the issuance of stock upon exercise of a Stock Option that the Optionee furnish the Committee with an executed copy of a Stock Purchase Agreement in such form as may be required by the Committee at the time Notice of Exercise is delivered to the Company.

          As promptly as practicable after the receipt by the Company of:

          (i) such written notice from the Optionee setting forth the number of shares with respect to which such option is to be exercised,

          (ii) payment of the option price of such shares in the form required by the provisions of this Article VI, and

          (iii) a fully executed Stock Purchase Agreement in the form required by the Committee, if any is so required.

     The Company shall cause to be delivered to such Optionee (or to a specified escrow agent if so required under the terms of any applicable Stock Purchase Agreement) certificates representing the number of shares with respect to which such Stock Option has been so exercised. Until the shares of common stock represented by an exercised Stock Option are issued to an Optionee, he shall have none of the rights of a share owner.

     E.   PAYMENT:  The price of an exercised Stock Option, or portion thereof,
          -------
may be paid:

          (i) in United States dollars in cash or by check, bank draft or money order payable to the order of the Company, or

          (ii) at the discretion of the Committee, through the delivery of shares of common stock, with an aggregate fair market value, equal to the option price, provided such tendered shares have been owned by the Optionee for at least one (1) year prior to such exercise, or

          (iii) by a combination of both (i) and (ii) above.

     The Committee shall determine acceptable methods for tendering common stock as payment upon exercise of a Stock Option and may impose such limitations and prohibitions on the use of common stock to exercise a Stock Option as it deems appropriate.

     F.   TERMINATION OF EMPLOYMENT OF THE OPTIONEE:  In the event an Optionee
          -----------------------------------------
who is an employee shall cease to be employed by the Corporation while he is holding one or more Stock Options, or in the event an Optionee who is a Director shall cease to be a member of the Board of Directors while he or she is holding one or more Stock Options, then the vested portion of such Stock Options, and the non-vested portion of such Stock Options, shall (except as otherwise provided in the Stock Option Agreement) expire at the earlier of the expiration of the Stock Option's term or the following:

          (i)   Optionee's Death - all Stock Option(s) shall become fully vested
                ----------------
                and shall be forfeited if not exercised within one (1) year after such death.

          (ii)  Optionee's Termination Other Than For Cause - the non-vested
                -------------------------------------------
                portion of the Stock Option(s) shall expire immediately and the fully vested portion shall be forfeited if not exercised within thirty (30) days after the effective date of such termination.

          (iii) Optionee's Termination For Cause - all Stock Option(s), whether
                --------------------------------
                vested or non-vested, shall expire immediately. The phrase "termination for cause" is hereby defined to be a termination by the Corporation because of the Optionee's fraud or dishonest conduct with respect to the Corporation, or in the event of an employee (Optionee's consistent failure) to carry out the reasonable terms of his employment as determined by the Committee.

     In the event of the death of an Optionee following termination of employment (in the event of an employee) or following termination of the Optionee's service on the Board of Directors, while any portion of a Stock Option remains exercisable, the Committee, in its discretion, may provide for an extension of the exercise period of up to one year after the Optionee's death. After the death of the Optionee, his executors, administrators, or any persons to whom the Stock Option may be transferred by will or by the laws of descent and distribution shall have the right at any time prior to the end of the exercise period described in the previous sentence to exercise the Stock Option in whole or in part.

     For the purpose of determining the employment relationship between the Company and the Optionee, employment by any corporation in which the Company owns, directly or indirectly, stock possessing more than fifty percent (50%) of the total combined voting power of all classes of stock shall be considered employment by the Company.

     G.   EFFECT OF LEAVES OF ABSENCE:  For the purpose of this section, it
          ---------------------------
shall not be considered a termination of employment when an Optionee is placed by the Corporation on military or sick leave or such other type of leave of absence which is considered as continuing intact the employment relationship of the Optionee. In case of such leave of absence, the employment relationship shall be continued until the later of the date when such leave equals ninety
(90) days or the date when the Optionee's right to reemployment with the Corporation shall no longer be guaranteed either by statute or contract.

                                  ARTICLE VII
                  CHANGES IN CAPITAL STRUCTURE OF THE COMPANY
                  -------------------------------------------

     In the event of a stock dividend, stock split or other subdivision, consolidation, reorganization or change in the shares of common stock or capital structure of the Company, the number of shares of common stock available for options and subject to outstanding stock options and the option price per share of outstanding stock options shall be appropriately adjusted.

     The existence of outstanding Stock Options shall not affect, in any way, the right or power of the Company or its stockholders to make or authorize any or all adjustments, recapitalizations, reorganizations, or other changes in the Company's capital structure or its business, or any merger or consolidation of the Company, or any issue of bonds, debentures, preferred or prior preference stock ahead of or offsetting the stock or the rights thereof, or the dissolution or liquidation of the Company, or any sale or transfer of all or any part of its assets or business, or any other corporate act or proceeding, whether of a similar character or otherwise.

                                  ARTICLE VIII
                     MERGER, CONSOLIDATION OR TENDER OFFER
                     -------------------------------------

     A. If the Company shall be a party to a binding agreement to any merger, consolidation or reorganization or sale of substantially all of the assets of the Company, each outstanding Stock Option shall pertain and apply to the securities and/or property which a share owner of the number of shares of common stock subject to the Stock Option would be entitled to receive pursuant to such merger, consolidation or reorganization or sale of assets.

     B. If the Company is merged into or consolidated with another corporation under circumstances where the Company is not the surviving corporation or if the Company is liquidated or sells or otherwise disposes of substantially all of its assets to another corporation while unexercised options remain outstanding under the Plan:

          (i) subject to the provisions of Subparagraph (iii) below, after the effective date of such merger, consolidation or sale, as the case may be, each holder of an outstanding Stock Option shall be entitled, upon exercise of a vested Stock Option, to receive in lieu of shares of stock, shares of such stock or other securities as the holders of shares of stock receive pursuant to the terms of the merger, consolidation or sale;

          (ii) the Board of Directors may waive any limitation set forth in or imposed pursuant to this Plan so that all Stock Options from and after the date prior to the effective date of such merger, consolidation, liquidation or sale, as the case may be, specified by the Board of Directors, shall be vested and exercisable in full; and

          (iii) all outstanding Stock Options may be canceled by the Board of Directors as of the effective date of any such merger, consolidation, liquidation or sale provided that notice of such cancellation shall be given to each holder of a stock option, and each holder of a Stock Option shall have the right to exercise any vested Stock Option in full (without regard to any limitation set forth in or imposed pursuant to this Plan) during a thirty (30) day period preceding the effective date of any such merger, consolidation, liquidation, sale or acquisition.

     C. Except as hereinbefore expressly provided, the issue by the Company of shares of stock of any class or securities convertible into shares of stock of any class for cash or property or for labor or services either upon direct sale or upon the exercise of rights or warrants to subscribe therefor, or upon conversion of shares or obligations of the Company convertible into such shares or other securities, shall not affect, and no adjustments by reason thereof shall be made with respect to, the number, class or price of shares of stock then subject to outstanding Stock Options.

                                  ARTICLE IX
                       AMENDMENT OR TERMINATION OF PLAN
                       --------------------------------

     A. The Board may amend, suspend or terminate the Plan or any portion thereof at any time, but an amendment may not be made without shareholder approval or approval by the regulatory bodies having jurisdiction over the Company's securities, if such approval is necessary to comply with any applicable regulatory requirement.

     B. No amendment, suspension or termination of this Plan shall, without the Optionee's consent, alter or impair any of the rights or obligations under any Stock Option theretofore granted to her or him under the Plan.

                                   ARTICLE X
                           APPROVAL OF STOCK OPTIONS
                           -------------------------

     If regulatory approval and/or shareholder approval of the Stock Options granted hereunder is required by the prevailing policies of the regulatory bodies having jurisdiction over the securities of the Company, then such Stock Options shall be subject to the approval of the regulatory bodies having jurisdiction over the securities of the Company and/or shareholder approval, as the case may be.

                                  ARTICLE XI
                              REQUIREMENTS OF LAW
                              -------------------

     The Company shall not be required to sell or issue any shares under any Stock Option if the issuance of such shares shall constitute or result in a violation by the Optionee or the Company of any provisions of any law, statute or regulation of any governmental authority. Specifically, in connection with the Securities Act of 1933, upon exercise of any Stock Option, the Company shall not be required to issue such shares unless the Committee has received evidence satisfactory to it to the effect that the holder of such Stock Option will not transfer such shares except pursuant to a registration statement in effect under such Act or unless an opinion of counsel satisfactory to the Company has been received by the Company to the effect that such registration is not required. Any determination in this connection by the Committee shall be final, binding and conclusive. The Company may, but shall in no event be obligated to register any securities covered hereby pursuant to the Securities Act of 1933. The Company shall not be obligated to take any other affirmative action in order to cause the exercise of a Stock Option or the issuance of shares pursuant thereto to comply with any law or regulation of any governmental authority.

                                  ARTICLE XII
                           NO RIGHTS AS STOCKHOLDER
                           ------------------------

     No Optionee shall have rights as a stockholder with respect to shares covered by this stock option until the date of issuance of a stock certificate for such shares; and except as otherwise provided in Article VII hereof, no adjustment for dividends or otherwise shall be made if the record date therefor is prior to the date of issuance of such certificate.

                                 ARTICLE XIII
                               WRITTEN AGREEMENT
                               -----------------

     Each Stock Option granted hereunder shall be embodied in a written Stock Option Agreement which shall be subject to the terms and conditions described herein and shall be signed by the Optionee and by the President or any Vice President of the Company for and in the name and on behalf of the Company. Such a Stock Option Agreement shall contain such other provisions as the Committee, in its discretion shall deem advisable.

                                  ARTICLE XIV
          INDEMNIFICATION OF THE COMMITTEE AND THE BOARD OF DIRECTORS
          -----------------------------------------------------------

     In addition to such other rights of indemnifications as they may have as members of the Board or the Committee, the Company shall indemnify each present and future member of the Committee and the Board of Directors against, and each member of the Committee and the Board of Directors shall be entitled without further act on his part to indemnity from the Company for all expenses (including the amount of judgments and the amount of approved settlements made with a view to the curtailment of costs of litigation, other than amounts paid to the Company itself) reasonably incurred by him in connection with or arising out of any action, suit, or proceeding in which he may be involved by reason of his being or having been a member of the Committee and the Board of Directors, whether or not he continues to be such member of the Committee and the Board of Directors at the time of incurring such expenses; provided, however, that such indemnity shall not include an expenses incurred by any such member of the Committee and the Board of Directors (i) in respect of matters as to which he shall be finally adjudged in any such action, suit or proceeding to have been guilty of gross negligence or willful misconduct in the performance of his duty as such member of the Committee and the Board of Directors; or (ii) in respect of any matter in which any settlement is effected to an amount in excess of the amount approved by the Company on the advice of its legal counsel; and provided further that no right of indemnification under the provisions set forth herein shall be available to or enforceable by any such member of the Committee and the Board of Directors unless within sixty (60) days after institution of any such action, suit, or proceeding, he shall have offered the Company in writing the opportunity to handle and defend same at its own expense. The foregoing right of indemnification shall inure to the benefit of the heirs, executors, or administrators of each such member of the Committee and the Board of Directors and shall be in addition to all other rights to which such member of the Committee and the Board of Directors may be entitled to as a matter of law, contract or otherwise.

                                  ARTICLE XV
                           MISCELLANEOUS PROVISIONS
                           ------------------------

     A.   RIGHT TO CONTINUED EMPLOYMENT:  No person shall have any claim or
          -----------------------------
right to be granted a Stock Option under the Plan, and the grant of a Stock Option under the Plan shall not be construed as giving an Optionee the right to be retained in the employ of the Company.

     B.   NONTRANSFERABILITY:  Except by will or the laws of descent and
          ------------------
distribution, no right or interest of any stock option granted under the Plan shall be assignable or transferable by the Optionee. In addition, such option shall be exercised only by him, and no right or interest of any Optionee shall be liable for, or subject to, any lien, obligation or liability of such Optionee.

     C.   WITHHOLDING TAXES:  The Company shall have the right to require a
          -----------------
payment from an Optionee to cover applicable withholding for income and employment taxes in the event of the exercise of a Stock Option. Upon the exercise of a Stock Option requiring tax withholding, an Optionee may make a written election to have shares of common stock withheld by the Company from the shares otherwise to be received. The number of shares so withheld shall have an aggregate Fair Market Value on the date of exercise sufficient to satisfy the applicable withholding taxes. The acceptance of any such election by an Optionee shall be at the sole discretion of the Committee.

     D.   PLAN EXPENSES:  Any expenses of administering this Plan shall be borne
          -------------
by the Company.

     E.   USE OF EXERCISE PROCEEDS:  The payment received from Optionees from
          ------------------------
the exercise of Stock Options under the Plan shall be used for the general corporate purposes of the Company.

     F.   CONSTRUCTION OF PLAN:  The place of administration of the Plan shall
          --------------------
be in the State of Michigan, and the validity, construction, interpretation, administration and effect of the Plan and of its rules and regulations, and rights relating to the Plan, shall be determined solely in accordance with the laws of the State of Michigan.

     G.   FOREIGN NATIONALS:  Without amending the Plan, grants may be made to
          -----------------
employees of the Corporation who are foreign nationals or employed outside the United States or both, on such terms and conditions, consistent with the Plan's purpose, different from those specified in the Plan as may, in the judgment of the Committee, be necessary or desirable to create equitable opportunities given differences in tax laws in other countries.

     IN WITNESS WHEREOF, SYMPLEX COMMUNICATIONS CORPORATION, has caused this IPO Stock Option Plan to be executed this 16/th/ day of April, 1999.


                                    SYMPLEX COMMUNICATIONS CORPORATION
                                    a Delaware corporation

                                    /s/ Gary R. Brock
                                    ------------------------------------
                                    By:  Gary R. Brock
                                    Its: President

ATTEST:

/s/ Thomas Radigan
--------------------------------
Thomas Radigan, Secretary

                                  PROXY CARD

                      SYMPLEX COMMUNICATIONS CORPORATION

              SOLICITED BY THE BOARD OF DIRECTORS FOR THE ANNUAL
                MEETING OF STOCKHOLDERS TO BE HELD MAY 11, 1999

     The undersigned hereby constitutes, appoints and authorizes Gary Brock or Thomas Radigan the true and lawful attorney and Proxy of the undersigned with full power of substitution and appointment, for and in the name, place and stead of the undersigned to act for and vote as designated below, all of the undersigned's shares of Common Stock and shares of Series A Convertible Preferred Stock of Symplex Communications Corporation, a Delaware corporation, at the Annual Meeting of Stockholders to be held on May 11, 1999 at 10:00 a.m., Eastern Daylight Time, at Weber's Inn, 3050 Jackson Road, Ann Arbor, Michigan 48103, and at any and all adjournments thereof, for the following purposes:

     1.   To elect five (5) directors to the Board of Directors of the Company:

          A. To be elected by the holders of Series A Convertible Preferred Stock of the Company:

          [_]  For the nominee listed below (except as marked to the contrary):


               Surinder S. Chandok

          B. To be elected by the holders of Common Stock and Series A Convertible Preferred Stock (voting as a single class):

          [_]  For all nominees listed below (except as marked to the contrary):


               Gary R. Brock, Thomas Radigan, Patricia Kalmbach, Thomas R. Mayer

     (INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, DRAW A LINE THROUGH OR OTHERWISE STRIKE OUT HIS OR HER NAME. IF AUTHORITY TO VOTE FOR THE ELECTION OF ANY NOMINEE IS NOT WITHHELD, THE EXECUTION OF THIS PROXY SHALL BE DEEMED TO GRANT SUCH AUTHORITY.)

     2. To ratify the appointment of Ehrhardt, Keefe, Steiner & Hottman, LLP as auditors for the Company for the fiscal year ending December 31, 1999:

          [_] FOR    [_] AGAINST    [_] ABSTAIN

     3.   To amend and restate the Company's April 1997 Stock Option Plan:

          [_] FOR    [_] AGAINST    [_] ABSTAIN

     4. To transact such other business as may properly come before the meeting, or any adjournment thereof:

          [_] FOR    [_] AGAINST    [_] ABSTAIN

     The undersigned hereby revokes any Proxies as to said shares heretofore given by the undersigned, and ratifies and confirms all that said attorneys and Proxies may lawfully do by virtue hereof.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSALS 1, 2 AND 3. THIS PROXY CONFERS DISCRETIONARY AUTHORITY IN RESPECT TO MATTERS NOT KNOWN OR DETERMINED AT THE TIME OF THE MAILING OF THE NOTICE OF THE ANNUAL MEETING OF STOCKHOLDERS TO THE UNDERSIGNED.

     The undersigned hereby acknowledges receipt of the Notice of Annual Meeting of Stockholders and Proxy Statement furnished herewith.

                              Dated: ________________, 1999

                                     ______________________________

                                     ______________________________
                                     Signature(s) of Stockholder(s)

     Signature(s) should agree with the name(s) shown hereon. Executors, administrators, trustees, guardians and attorneys should indicate when signing. Attorneys should submit powers of attorney.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF SYMPLEX COMMUNICATIONS CORPORATION. PLEASE SIGN AND RETURN THIS PROXY TO THE COMPANY. THE GIVING OF A PROXY WILL NOT AFFECT YOUR RIGHT TO VOTE IN PERSON IF YOU ATTEND THE MEETING.